SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
ifrs SUBSEQUENT EVENTS [abstract]
Disclosure of events after reporting period

40         SUBSEQUENT EVENTS

(a)           At the meeting of the directors held on March 30, 2020, the directors proposed a final dividend of RMB0.06 per ordinary share for the year ended December 31, 2019 (Note 35). This proposed dividend was not reflected as a dividend payable in the Group’s and the Company’s financial statements as at December 31, 2019.

(b)           The Group obtained a bank facility amounting to RMB1,000,000,000 with the effective period of 2 years on February 27, 2020.

(c)           With the outbreak of Coronavirus Disease 2019 (“COVID-19 outbreak”) in early 2020, the Group expects to record a net loss for the first quarter of 2020 due to the following factors: (i) The suspension of services at various stations due to closed borders, locked-down cities, and other similar preventative measures that have significantly reduced our passenger volume in the first quarter of 2020 resulting in a substantial drop in revenue from passenger transportation; (ii) Increase in the cost of epidemic prevention. Besides, the Group expects COVID-19 outbreak may cause a longer turnover period for recovering the Group’s trade receivables which may therefore be subject to a higher credit risk.

The Group will continue to pay close attention to the development of the COVID-19 outbreak and evaluate its impact on the financial position and operating results of the Group. The extent of such impact will depend on the development and duration of epidemic prevention as well as the implementation result of control measures. Up to the report date, the domestic COVID-19 outbreak in China has become more controlled and business activities are beginning to resume.